     As filed with the Securities and Exchange Commission on April 24, 2003

                     Securities Act Registration No. 2-51301
                Investment Company Act Registration No. 811-2490

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         [ ] Pre-Effective Amendment No.


                       [X] Post-Effective Amendment No. 57


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940,

                                Amendment No. 57


                         SMITH BARNEY MONEY FUNDS, INC.
                            (a Maryland Corporation)
               (Exact name of Registrant as Specified in Charter)

                   125 Broad Street, New York, New York 10004
              (Address of Principal Executive Offices) (Zip Code)

                                 (203) 890-7026
             (Registrant's Telephone Number, including Area Code:)

                          Christina T. Sydor, Secretary
                            300 First Stamford Place
                           Stamford, Connecticut 06902
                     (Name and Address of Agent For Service)

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:


[ ] Immediately upon filing pursuant to Rule 485(b)

[X] On April 30, 2002 pursuant to Rule 485(b)

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] On (date) pursuant to paragraph (a)(1) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ] On (date) pursuant to paragraph (a)(2) of rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  PROSPECTUS


     --------------------------------------------------------------------
                                 SMITH BARNEY
                                     MONEY
                                  FUNDS, INC.
     --------------------------------------------------------------------
      Retirement Portfolio
      Class A Shares

      Cash Portfolio
      Government Portfolio
      Class A, L and Y Shares

      April 30, 2003


      Each fund is a separate series of Smith Barney Money Funds, Inc., a Maryland corporation.

      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is acccurate or complete.
      Any statement to the contrary is a crime.

                           [LOGO] Smith Barney
                                  Mutual Funds
                 Your Serious Money. Professionally Managed.(R)

     --------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT  FDIC  INSURED . NO  BANK  GUARANTEE . MAY  LOSE  VALUE
     --------------------------------------------------------------------

Smith Barney Money Funds, Inc.

  Contents

Investments, risks and performance.........................................  2

Management.................................................................  8

Choosing a class of shares to buy..........................................  9

Comparing the funds' classes............................................... 10

Deferred sales charges..................................................... 11

Buying shares.............................................................. 12

Exchanging shares.......................................................... 13

Redeeming shares........................................................... 14

Other things to know about share transactions.............................. 16

Dividends, distributions and taxes......................................... 18

Share price................................................................ 19

Financial highlights....................................................... 20

You should know: An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that each fund will be able to maintain a stable net asset value of $1.00 per share.

                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objectives
Each fund seeks maximum current income and preservation of capital.

Principal investment strategies
Key investments
Government Portfolio The fund invests exclusively in U.S. government obligations, including mortgage-backed securities and related repurchase agreements. These securities may pay interest at fixed, floating or adjustable rates.


Cash Portfolio and Retirement Portfolio Each fund invests in high quality, U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. Each fund will invest at least 25% of its assets in obligations of domestic and foreign banks. Either the principal amount of each obligation must be fully insured by the FDIC or the issuing bank must have more than $100 million of working capital or more than $1 billion of total assets.



Cash Portfolio and Retirement Portfolio may invest in all types of money market securities, including commercial paper, certificates of deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements and other short-term debt securities. These securities may pay interest at fixed, floating or adjustable rates. The funds limit foreign investments to issuers located in major industrialized countries.



Minimum credit quality Cash Portfolio and Retirement Portfolio invest in commercial paper and other short-term obligations rated by a nationally recognized rating organization in the highest short-term rating category, or if unrated, of equivalent quality, and in other corporate obligations and municipal obligations rated in the two highest rating categories, or if unrated, of equivalent quality. Government Portfolio invests exclusively in securities rated in the highest short-term rating category, or if unrated, of equivalent quality.


Maximum maturity Each fund invests exclusively in securities having remaining maturities of 397 days or less. Each fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Selection process In selecting investments for the funds, the manager looks for:

..  The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
..  Issuers offering minimal credit risk
..  Maturities consistent with the manager's outlook for interest rates


Smith Barney Money Funds, Inc.

All investments involve some degree of risk. However, each fund is a "money market fund" and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the Board of Directors based on special rules for money market funds adopted under federal law.

Principal risks of investing in the funds

Although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds, or the funds could underperform other short-term debt instruments or money market funds if:


..  Interest rates rise sharply

.. An issuer or guarantor of securities held by the funds defaults, or has its credit rating downgraded

.. The manager's judgment about the value or credit quality of a particular security proves to be incorrect

Cash Portfolio and Retirement Portfolio each invests at least 25% of its assets in obligations of domestic and foreign banks and, as a result, is more susceptible to events affecting the banking industry. The value of the funds' foreign securities may go down because of unfavorable government actions or political instability.




Who may want to invest The funds may be an appropriate investment if you:


..  Are seeking current income
.. Are looking for an investment with lower risk than most other types of funds .. Are looking to allocate a portion of your assets to money market securities


                                                      Smith Barney Mutual Funds

Risk return bar charts
The bar charts indicate the risks of investing in the funds by showing changes in the funds' performance from year to year. Past performance does not necessarily indicate how a fund will perform in the future.
The bar chart shows the performance of the Cash Portfolio's Class A shares for each of the past 10 calendar years. Class L and Y shares have different performance because of their different expenses.

                        Total Return for Class A Shares

                                Cash Portfolio

                            [CHART]

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.63%  3.73%  5.53%  4.98%  5.12%  5.07%  4.73%  5.98%  3.78%  1.28%

                  Calendar years ended December 31
Quarterly returns:

Highest: 1.55% in 3rd quarter 2000; Lowest: 0.29% in 4th quarter 2002


The bar chart shows the performance of the Government Portfolio's Class A shares for each of the past 10 calendar years. Class L and Y shares have different performance because of their different expenses.

                        Total Return for Class A Shares

                             Government Portfolio

                           [CHART]

1993   1994   1995   1996   1997   1998   1999   2000   2001    2002
-----  -----  -----  -----  -----  -----  -----  -----  -----   -----
2.55%  3.63%  5.45%  4.89%  5.04%  5.00%  4.60%  5.85%  3.67%   1.22%

                 Calendar years ended December 31

Quarterly returns:

Highest: 1.52% in 3rd quarter 2000; Lowest: 0.26% in 4th quarter 2002


The bar chart shows the performance of the Retirement Portfolio's Class A shares for each of the past 10 calendar years.

                        Total Return for Class A Shares

                             Retirement Portfolio

                               [CHART]

1993   1994   1995   1996   1997   1998   1999   2000   2001    2002
-----  -----  -----  -----  -----  -----  -----  -----  -----   -----
2.58%  3.67%  5.42%  4.86%  5.03%  5.04%  4.65%  5.89%  3.60%   1.11%

                 Calendar years ended December 31
Quarterly returns:

Highest: 1.52% in 3rd quarter 2000; Lowest: 0.24% in 4th quarter 2002



Smith Barney Money Funds, Inc.

Risk return table
The table indicates the risks of investing in the funds by comparing the average annual total return of each class of the funds for the periods shown with that of the 90 day Treasury bill. Past performance does not necessarily indicate how the funds will perform in the future. This table assumes redemption of shares at the end of the period and reinvestment of distributions and dividends.

                         Average Annual Total Returns

                    Calendar years ended December 31, 2002


Fund                 1 year 5 years 10 years Since Inception Inception Date
Cash Portfolio
Class A               1.28%  4.15%     4.27%       N/A           5/28/74
Class L/(1)/          1.29%  4.19%      N/A       4.59%         11/10/94
Class Y               1.45%  4.34%      N/A       4.71%         12/29/94
90 day T-bill         1.59%  4.11%     4.38%       N/A                 *
Government Portfolio
Class A               1.22%  4.06%     4.18%       N/A           5/28/74
Class L/(2)/          1.21%  4.07%      N/A       4.31%           3/5/93
Class Y/(3)/          1.35%  4.20%      N/A       4.43%         10/28/93
90 day T-bill         1.59%  4.11%     4.38%       N/A                 *
Retirement Portfolio
Class A               1.11%  4.05%     4.18%       N/A           5/28/74
90 day T-bill         1.59%  4.11%     4.38%       N/A                 *

/(1)/ Represents previously issued Class C shares which were renamed Class L shares on June 12, 1998.
/(2)/ Represents previously issued Class B shares which were renamed Class C shares on November 7, 1994 and renamed Class L shares on June 12, 1998. /(3)/ Represents previously issued Class C shares which were renamed Class Y shares on November 7, 1994.

  *   Index comparison begins on December 31, 1992.



                      7 day yield as of December 31, 2002



                                                                     Retirement
                         Cash Portfolio       Government Portfolio   Portfolio
                     Class A Class L Class Y Class A Class L Class Y  Class A
7 day yield           0.91%   0.91%   1.06%   0.86%   0.86%   0.98%     0.78%



                                                      Smith Barney Mutual Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in the funds' shares.


                               Shareholder fees

                                                                                    Cash Portfolio and
                                                                       All Funds Government Portfolio only
(fees paid directly from your investment)                               Class A  Class L      Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering
price)                                                                   None     None         None
Maximum deferred sales charge (load) (as a % of the lower of net
asset value at purchase or redemption)                                   None(1)  None         None

                        Annual fund operating expenses


                                                                                         Retirement
                                             Cash Portfolio       Government Portfolio   Portfolio
(expenses deducted from fund assets)     Class A Class L Class Y Class A Class L Class Y  Class A
Management fee/(2)/                       0.41%   0.41%   0.41%   0.43%   0.43%   0.43%     0.45%
Distribution and/or service (12b-1) fee   0.10    0.10     N/A    0.10    0.10     N/A      0.10
Other Expenses                            0.11    0.10    0.04    0.08    0.08    0.05      0.15
                                          ----    ----    ----    ----    ----    ----      ----
Total annual fund operating
expenses/(3)/                             0.62%   0.61%   0.45%   0.61%   0.61%   0.48%     0.70%


/(1)/ Class A shares exchanged from another Smith Barney fund subject to a deferred sales charge remain subject to the original fund's deferred sales charge while held in the funds.
/(2)/ The manager may from time to time agree to waive part or all of its management fees and reimburse a fund for other expenses above a specified limit.

/(3)/ The manager has voluntarily agreed to limit total annual fund operating expenses to 0.70% of the fund's average daily net assets. The manager may change or eliminate these expense limits at any time on fourteen day's prior notice to shareholders.



Smith Barney Money Funds, Inc.

Example
This example helps you compare the costs of investing in the funds with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

..  You invest $10,000 in the fund for the period shown
..  Your investment has a 5% return each year
.. You reinvest all distributions and dividends without a sales charge .. Redemption of all your shares at the end of the period

.. Each fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


                      Number of years you own your shares


                           1 year      3 years      5 years       10 years
Cash Portfolio
  Class A                   $63         $199         $346           $774
  Class L                   $62         $195         $340           $762
  Class Y                   $46         $144         $252           $567
Government Portfolio
  Class A                   $62         $195         $340           $762
  Class L                   $62         $195         $340           $762
  Class Y                   $49         $154         $269           $604
Retirement Portfolio
  Class A                   $72         $224         $390           $871



                                                      Smith Barney Mutual Funds

  Management


Manager The funds' investment manager is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the funds' investments and oversees their operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



Management fees During the fiscal year ended December 31, 2002, the manager received a management fee equal to the amount shown below:



                                Management fee as a percentage of
Fund                           the fund's average daily net assets
Cash Portfolio                                0.41%
Government Portfolio                          0.43%
Retirement Portfolio                          0.45%



Distribution plan The funds have adopted a Rule 12b-1 distribution plan for their Class A and, if applicable, Class L shares. Under the plan, the funds pay service fees.



In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.



Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb) serves as the funds' transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the funds' sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.



Smith Barney Money Funds, Inc.

  Choosing a class of shares to buy

Retirement Portfolio is available only through qualified retirement plans and offers only Class A shares. For Cash Portfolio and Government Portfolio, you can choose between two classes of shares: Classes A and Y. Class L shares are available only to certain retirement plans opened prior to June 21, 1996. Each class has different expenses, allowing you to choose the class that best meets your needs.

You may buy shares from:


.. A broker-dealer, financial intermediary, financial institution or the distributor's financial consultants (each called a "Service Agent")

.. Each fund, but only if you are investing through certain qualified plans or Service Agents

All funds and classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums--Cash Portfolio and Government Portfolio Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


                                                       Initial       Additional
                                                 Class A   Class Y   All Classes
General                                          $1,000  $15 million     $50
IRAs, Self Employed Retirement Plans, Uniform
Gifts or Transfers to Minor Accounts              $250   $15 million     $50
Qualified Retirement Plans*                       $25    $15 million     $25
Simple IRAs                                        $1        n/a         $1


* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

Investment minimums--Retirement Portfolio The minimum initial investment is $200; each additional investment must be $1 or more.


                                                      Smith Barney Mutual Funds

  Comparing the funds' classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                            Class A    Class L       Class Y
                           all funds  for the Cash Portfolio and
                                      Government Portfolio only
Key features               .Higher    .Higher      .Must
                            annual     annual       invest at
                            expenses   expenses     least $15
                            than       than         million
                            Class Y    Class Y     .Lower
                                                    annual
                                                    expenses
                                                    than
                                                    either
                                                    Class A
                                                    or Class
                                                    L
----------------------------------------------------------------
Initial sales charge/(1)/  None       None         None
----------------------------------------------------------------
Deferred sales charge/(2)/ None       None         None
----------------------------------------------------------------
Annual service fees        0.10%      0.10%        None
                           of         of
                           average    average
                           daily      daily
                           net        net
                           assets     assets
----------------------------------------------------------------
Exchange privilege/(3)/    Class A    Class L      Class Y
                           shares     shares       shares of
                           of most    of           most
                           Smith      most         Smith
                           Barney     Smith        Barney
                           funds      Barney       funds
                                      funds
----------------------------------------------------------------

/(1)/Initial sales charges may apply if you exchange shares of the funds for shares of another Smith Barney fund.
/(2)/Shares exchanged from another Smith Barney fund subject to a deferred sales charge remain subject to the original fund's deferred sales charge while held in the funds.
/(3)/Ask your Service Agent for the Smith Barney funds available for exchange.


Smith Barney Money Funds, Inc.

Class Y shares (available through certain Service Agents)

You may buy Class Y shares of Cash Portfolio or Government Portfolio at net asset value with no initial sales charge. To purchase Class Y shares, you must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of a fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.


  Deferred sales charges


If Class A shares of the Cash Portfolio or Government Portfolio are acquired by exchange from another Smith Barney fund subject to a deferred sales charge, the original deferred sales charge will apply to these shares. If you redeem any of these shares within 12 months of the date you purchased shares of the original fund, the funds' shares may be subject to a deferred sales charge of 1.00%.


The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

..  Shares exchanged for shares of another Smith Barney fund
..  Shares that represent reinvested distributions and dividends
..  Shares that are no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.


The fund's distributor receives deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.



                                                      Smith Barney Mutual Funds

Deferred sales charge waivers
The deferred sales charge that may be applicable to Class A shares will generally be waived:

..  On certain distributions from a retirement plan
..  For involuntary redemptions of small account balances
..  For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

  Buying shares

  Through a Service You should contact your Service Agent to open a bro-
              Agent kerage account and make arrangements to buy shares.

                    If you do not provide the following information, your order will be rejected:

                    .Specific fund being bought
                    .Class of shares being bought
                    .Dollar amount or number of shares being bought

                    Your Service Agent may charge an annual account
                    maintenance fee.
  ---------------------------------------------------------------------------
   Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to
                    buy shares directly from the fund.

                    .Write the funds at the following address:
                        Smith Barney Money Funds, Inc.
                        (Specify Portfolio and Class of Shares)
                        c/o PFPC Global Fund Services
                        P.O. Box 9699
                        Providence, RI 02940-9699

                    .Enclose a check to pay for the shares. For initial
                      purchases, complete and send an account
                      application.
                    .For more information, please call Smith Barney
                      Shareholder Services at 1-800-451-2010.

               For more information, contact your Service Agent or the transfer agent or consult the SAI.


Smith Barney Money Funds, Inc.

  Exchanging shares


  Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the fund into which you are exchanging.
        help meet the An exchange is a taxable transaction.
     varying needs of
       both large and . You may exchange shares only for shares of the
      small investors   same class of another Smith Barney fund. Not all
                        Smith Barney funds offer all classes
                      . Not all Smith Barney funds may be offered in
                        your state of residence. Contact your Service
                        Agent or the transfer agent for further in-
                        formation
                      . Exchanges of Class A and Class L shares are sub-
                        ject to minimum investment requirements and all
                        shares are subject to the other requirements of
                        the fund into which exchanges are made
                      . If you hold share certificates, the applicable sub-
                        transfer agent must receive the certificates en-
                        dorsed for transfer or with signed stock powers
                        (documents transferring ownership of certifi-
                        cates) before the exchange is effective
                      . The fund may suspend or terminate your ex-
                        change privilege if you engage in an excessive pat-
                        tern of exchanges
 -----------------------------------------------------------------------------
        Sales charges Your shares may be subject to an initial sales charge at the time of the exchange.

                      Your deferred sales charge (if any) will continue to be
                      measured from the date of your original purchase of
                      shares subject to a deferred sales charge. If the fund
                      into which you exchange has a higher deferred sales
                      charge, you will be subject to that charge. If you ex-
                      change at any time into a fund with a lower charge, the
                      sales charge will not be reduced.
 -----------------------------------------------------------------------------



                                                      Smith Barney Mutual Funds

      By telephone If you do not have a brokerage account with a Service
                   Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                   Stock Exchange is open. Call Smith Barney Share-holder Services at 1-800-451-2010 between 9:00 a.m.
                   and 4:00 p.m. (Eastern time). Requests received after 12:00 p.m., Eastern time are priced at the net asset value next determined.

                   You can make telephone exchanges only between ac-
                   counts that have identical registrations.
      --------------------------------------------------------------------
           By mail If you do not have a brokerage account, contact your
                   Service Agent or write to the sub-transfer agent at the
                   address below.


  Redeeming shares


       Generally Contact your Service Agent to redeem shares of the funds.

                 If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is ef-fective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds generally will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
       -----------------------------------------------------------------



Smith Barney Money Funds, Inc.

       By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                   Smith Barney Money Funds, Inc.
                   (Specify Portfolio and Class of Shares)
                   c/o PFPC Global Fund Services
                   P.O. Box 9699
                   Providence, RI 02940-9699

               Your written request must provide the following:

               . The name of the fund and account number
               . The class of shares and the dollar amount or
                 number of shares to be redeemed
               . Signatures of each owner exactly as the account is
                 registered
  ----------------------------------------------------------------------------
  By telephone If you do not have a brokerage account with a Service
               Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York
               Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after 12:00 p.m., Eastern time, are priced at the net asset value next determined.

               Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
               (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents.
               The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

               For more information, contact your Service Agent or consult the SAI.

                                                      Smith Barney Mutual Funds

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

..  Name of the fund
..  Account number
..  Class of shares being bought, exchanged or redeemed
.. Dollar amount or number of shares being bought, exchanged or redeemed .. Signature of each owner exactly as the account is registered

A request to purchase shares becomes effective only when a Service Agent, the transfer agent or the sub-transfer agent receives, or converts the purchase amount into federal funds.


The funds' sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the funds, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

..  Are redeeming over $50,000
..  Are sending signed share certificates or stock powers to the sub-transfer agent
..  Instruct the sub-transfer agent to mail the check to an address different from the one on your account
..  Changed your account registration
..  Want the check paid to someone other than the account owner(s)
.. Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each fund has the right to:

..  Suspend the offering of shares
..  Waive or change minimum and additional investment amounts


Smith Barney Money Funds, Inc.

..  Reject any purchase or exchange order
..  Change, revoke or suspend the exchange privilege
..  Suspend telephone transactions
..  Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
.. Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts and $100 for Retirement Portfolio) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent, the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the funds may limit additional purchases and/or exchanges by the shareholder.

Share certificates The funds do not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates, it will take longer to exchange or redeem shares.

                                                      Smith Barney Mutual Funds

  Dividends, distributions and taxes


Dividends and distributions Each fund declares a dividend of substantially all of its net investment income on each day the New York Stock Exchange is open. Income dividends are paid monthly. Each fund generally makes capital gain distributions, if any, once a year, typically in December. Each fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Each fund expects distributions to be primarily from income. Dividends and capital gain distributions are reinvested in additional fund shares of the same class that you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.



Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. However, distributions from the Retirement Portfolio are not taxable to the qualified retirement plans that hold its shares.


    Transaction                           Federal tax status
    Redemption or exchange of shares      Usually no gain or loss; loss may
                                          result to extent of any deferred
                                          sales charge
    Long-term capital gain distributions  Long-term capital gain
    Short-term capital gain distributions Ordinary income
    Dividends                             Ordinary income

Each fund anticipates that it will normally not earn or distribute any long-term capital gains.

After the end of each year, each fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the funds.


Smith Barney Money Funds, Inc.

  Share price

You may buy, exchange or redeem shares at their net asset value, plus applicable sales charge, next determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. Each fund calculates its net asset value at noon, Eastern time, every day the New York Stock Exchange is open. The New York Stock Exchange is closed on certain holidays listed in the SAI.

Each fund uses the amortized cost method to value its portfolio securities. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.


Form of purchase payment               Purchase is effective and dividends begin
..Payment in federal funds              If received before      At noon, Eastern
..Having a sufficient cash balance in   noon, Eastern time:     time, on that day
 your account with a Service Agent
                                       If received after noon: At noon the next
                                                               business day
--------------------------------------------------------------------------------
..Other forms of payment, with con-     At noon on the next business day
 version into, or advance of, federal
 funds by a Service Agent
..Other forms of payment received by
 the transfer agent
--------------------------------------------------------------------------------



Service Agents must transmit all orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent's close of business.



                                                      Smith Barney Mutual Funds

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each fund's classes for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables have been audited by KPMG LLP, independent auditors, whose report, along with the funds' financial statements, is incorporated by reference and is available upon request.


Cash Portfolio

  For a Class A share of capital stock outstanding throughout each year ended December 31:


                                     2002     2001     2000     1999     1998
 ------------------------------------------------------------------------------
 Net asset value, beginning of year $ 1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
 ------------------------------------------------------------------------------
  Net investment income               0.013   0.037    0.058    0.046    0.050
 ------------------------------------------------------------------------------
 Dividends from net investment
   income                            (0.13)  (0.037)  (0.058)  (0.046)  (0.050)
 ------------------------------------------------------------------------------
 Net asset value, end of year       $ 1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
 ------------------------------------------------------------------------------
 Total return                         1.28%   3.78%    5.98%    4.73%    5.07%
 ------------------------------------------------------------------------------
 Net assets, end of year (billions) $   23  $   32   $   55   $   45   $   40
 ------------------------------------------------------------------------------
 Ratios to average net assets:
  Expenses/(1)/                       0.62%   0.59%    0.57%    0.62%    0.63%
  Net investment income               1.27    3.93     5.84     4.63     4.95
 ------------------------------------------------------------------------------


/(1)/ As a result of a voluntary expense limitation, expense ratios will not exceed 0.70%


Smith Barney Money Funds, Inc.

Cash Portfolio

  For a Class L(1) share of capital stock outstanding throughout each year ended December 31:


                                       2002     2001     2000     1999 1998/(1)/
--------------------------------------------------------------------------------
Net asset value, beginning of year $  1.00  $ 1.00   $ 1.00   $ 1.00    $ 1.00
--------------------------------------------------------------------------------
 Net investment income               0.013    0.037    0.058    0.047     0.050
--------------------------------------------------------------------------------
Dividends from net investment
  income                            (0.013)  (0.037)  (0.058)  (0.047)   (0.050)
--------------------------------------------------------------------------------
Net asset value, end of year       $  1.00  $ 1.00   $ 1.00   $ 1.00    $ 1.00
--------------------------------------------------------------------------------
Total return                          1.29%   3.81%    6.01%    4.78%     5.12%
--------------------------------------------------------------------------------
Net assets, end of year (000s)     $   347  $  304   $  193   $  582    $  412
--------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses/(2)/                        0.61%   0.56%    0.54%    0.57%     0.59%
 Net investment income                1.28    3.53     5.58     4.70      5.07
--------------------------------------------------------------------------------


/(1)/ On June 12, 1998 Class C shares were renamed Class L shares.
/(2)/ As a result of a voluntary expense limitation, expense ratios will not exceed 0.70%


                                                      Smith Barney Mutual Funds

Cash Portfolio

  For a Class Y share of capital stock outstanding throughout each year ended December 31:


                                     2002     2001     2000     1999     1998
-------------------------------------------------------------------------------
Net asset value, beginning of year $  1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
-------------------------------------------------------------------------------
 Net investment income               0.014    0.039    0.060    0.048    0.052
-------------------------------------------------------------------------------
Dividends from net investment
 income                             (0.014)  (0.039)  (0.060)  (0.048)  (0.052)
-------------------------------------------------------------------------------
Net asset value, end of year       $  1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
-------------------------------------------------------------------------------
Total return                          1.45%   3.94%    6.17%    4.91%    5.29%
-------------------------------------------------------------------------------
Net assets, end of year (millions) $    63  $   60   $   25   $   67   $  159
-------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses/(1)/                        0.45%   0.40%    0.38%    0.42%    0.42%
 Net investment income                1.44    3.96     5.92     4.76     5.17
-------------------------------------------------------------------------------



/(1)/As a result of a voluntary expense limitation, expense ratios will not exceed 0.70%




Smith Barney Money Funds, Inc.

Government Portfolio

  For a Class A share of capital stock outstanding throughout each year ended December 31:


                                       2002     2001   2000     1999     1998
-------------------------------------------------------------------------------
Net asset value, beginning of year $  1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
-------------------------------------------------------------------------------
Net investment income                 0.012   0.036    0.057    0.045    0.049
-------------------------------------------------------------------------------
Less distributions from:
 Dividends from net investment
  income                            (0.012)  (0.036)  (0.057)  (0.045)  (0.049)
-------------------------------------------------------------------------------
Net asset value, end of year       $  1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
-------------------------------------------------------------------------------
Total return                          1.22%   3.67%    5.85%    4.60%    5.00%
-------------------------------------------------------------------------------
Net assets, end of year (billions) $     3  $    4   $    6   $    5   $    5
-------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses/(1)/                        0.61%   0.56%    0.59%    0.61%    0.60%
 Net investment income                1.21    3.74     5.71     4.50     4.88
-------------------------------------------------------------------------------


/(1)/ As result of a voluntary expense limitation, expense ratios will not exceed 0.70%


                                                      Smith Barney Mutual Funds

Government Portfolio

  For a Class L/(1)/ share of capital stock outstanding throughout each year ended December 31:


                                     2002     2001     2000     1999     1998
-------------------------------------------------------------------------------
Net asset value, beginning of year $  1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
-------------------------------------------------------------------------------
 Net investment income               0.012    0.036    0.057    0.045    0.049
-------------------------------------------------------------------------------
Dividends from net investment
  income                            (0.012)  (0.036)  (0.057)  (0.045)  (0.049)
-------------------------------------------------------------------------------
Net asset value, end of year       $  1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
-------------------------------------------------------------------------------
Total return                          1.21%   3.68%    5.87%    4.62%    5.01%
-------------------------------------------------------------------------------
Net assets, end of year (000s)     $   131  $  123   $  121   $  113   $  206
-------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses/(2)/                        0.61%   0.63%    0.58%    0.59%    0.59%
 Net investment income                1.21    3.53     5.70     4.47     4.94
-------------------------------------------------------------------------------


/(1)/On June 12, 1998, Class C shares were renamed Class L shares. /(2)/As a result of voluntary expense limitation, expense ratios will not exceed 0.70%


Smith Barney Money Funds, Inc.

Government Portfolio

  For a Class Y share of capital stock outstanding throughout each year ended December 31:

                                     2002     2001     2000      1999     1998
--------------------------------------------------------------------------------
Net asset value, beginning of year $  1.00  $ 1.00   $  1.00   $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Net investment income                 0.013   0.037     0.058    0.047    0.050
--------------------------------------------------------------------------------
Dividends from net investment
 income                             (0.013)  (0.037)   (0.058)  (0.047)  (0.050)
--------------------------------------------------------------------------------
Net asset value, end of year       $  1.00  $ 1.00   $  1.00   $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Total return                          1.35%   3.78%     6.02%    4.78%    5.13%
--------------------------------------------------------------------------------
Net assets, end of year (millions)   1.789  $   21   $    20   $    8   $    4
--------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses/(1)/                        0.48%   0.44%     0.44%    0.45%    0.48%
 Net investment income                1.38    3.69      5.85     4.64     5.06
--------------------------------------------------------------------------------


/(1)/As a result of a voluntary expense limitation, expense ratios will not exceed 0.70%



                                                      Smith Barney Mutual Funds

Retirement Portfolio

  For a Class A share of capital stock outstanding throughout each year ended December 31:


                                     2002     2001    2000//   1999//   1998//
-------------------------------------------------------------------------------
Net asset value, beginning of year $  1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
-------------------------------------------------------------------------------
Net investment income/(2)/            0.011   0.035    0.057    0.046    0.049
-------------------------------------------------------------------------------
Less distributions from:
 Dividends from net investment
  income                            (0.011)  (0.035)  (0.057)  (0.046)  (0.049)
-------------------------------------------------------------------------------
Net asset value, end of year       $  1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
-------------------------------------------------------------------------------
Total return                          1.11%   3.60%    5.89%    4.65%    5.04%
-------------------------------------------------------------------------------
Net assets, end of year (millions) $   821  $  990   $1,882   $1,704   $1,682
-------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses/(1)(2)/                     0.70%   0.69%    0.68%    0.69%    0.70%
 Net investment income                1.11    3.78     5.74     4.55     4.92
-------------------------------------------------------------------------------


/(1)/ As a result of a voluntary expense limitation, expense ratios will not exceed 0.70%.

/(2)/ The investment manager waived a portion of its management fees for the years ended December 31, 1999 and 1998. If such fees were not waived, the per share decrease in net investment income and the actual expense ratio would have been as follows:


                               Per Share Decreases to    Expense Ratios
                               Net Investment Income  Without Reimbursement
1999                                  $0.0001                 0.71%
---------------------------------------------------------------------------
1998                                   0.0002                 0.72
---------------------------------------------------------------------------


Smith Barney Money Funds, Inc.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed(R)

Cash Portfolio

Government Portfolio

Retirement Portfolio

Each an investment portfolio of Smith Barney Money Funds, Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year or period.

The funds send only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.


Statement of additional information The statement of additional information provides more detailed information about the funds and is incorporated by reference into (is legally a part of) this prospectus.



You can make inquiries about the funds or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the funds at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.


Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act
file no. 811-02490)

FD2322 4/03

                                April 30, 2003


                      STATEMENT OF ADDITIONAL INFORMATION

                        SMITH BARNEY MONEY FUNDS, INC.
                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010
                                Class A Shares
                                Class L Shares

                                Class Y Shares



   Smith Barney Money Funds, Inc. (the "Company") currently offers its shares in three Portfolios (each, a "fund"):



                                Cash Portfolio


                             Government Portfolio


                             Retirement Portfolio



   Each Fund is a money market fund that invests in high quality money market instruments. The Funds seek to provide:


                                 Daily Income
                                  Convenience
                                Daily Liquidity
                         Stability of Net Asset Value




   This Statement of Additional Information is not a Prospectus. It is intended to provide more detailed information about the Company and the funds as well as matters discussed in the April 30, 2003 Prospectus applicable to your class of shares and, therefore, should be read in conjunction with such Prospectus. The Prospectus may be obtained from your Citigroup Global Markets Inc. ("CGM") Financial Consultant, a PFS Investments Inc. ("PFS") Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent") or by writing or calling the Company at the address or phone number set forth above.



                                 CONTENTS
Directors and Executive Officers...........................................   2
Investment Objectives and Management Policies..............................   6
Risk Factors...............................................................   9
Investment Restrictions and Fundamental Policies...........................  10
Computation of Yield.......................................................  11
Valuation of Shares and Amortized Cost Valuation...........................  12
IRA and Other Prototype Retirement Plans...................................  12
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  16
PFS Accounts...............................................................  18
Exchange Privilege.........................................................  19
Taxes......................................................................  19
Investment Management and Other Services...................................  22
Additional Information about the Funds.....................................  26
Voting Rights..............................................................  26
Other Information..........................................................  29
Financial Statements.......................................................  30
Appendix A--Securities Ratings............................................. A-1



   There can be no assurance that a fund will achieve its investment objective.


   Shares of the funds are not insured or guaranteed by the U.S. Government. There is no assurance that each fund will be able to maintain a stable net asset value of $1.00 per share.

                            MANAGEMENT OF THE FUND

Directors and Executive Officers


   The Directors and Officers of the Company, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") that the Directors oversee, and other directorships held by the Directors are set forth below. The address of each Director and Officer is 125 Broad Street, New York, New York 10004, unless noted otherwise. Each Director is elected and holds office until a successor is appointed. "Fund Complex" consists of the Company and any other investment companies associated with Citigroup.



   The table below identifies those Directors and Officers who are "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Director and Officer of the Company noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described as in the table below, and is referred to as an "Interested Director." All other Directors are not deemed to be "interested persons" of the Company, as defined in the 1940 Act, and are referred to as "Independent Directors."



                                   Term of                                     Number of
                                   Office*                                    Portfolios
                                     and                                        in Fund
                       Position(s) Length                                       Complex
                        Held with  of Time      Principal Occupation(s)        Overseen   Other Directorships
Name, Address, and Age    Fund     Served         During Past 5 Years         by Director  Held by Director
---------------------- ----------- ------- ---------------------------------- ----------- --------------------
INDEPENDENT DIRECTORS
Lee Abraham             Director    Since  Retired; Former Chairman and           28      Signet Group PLC
13732 LeHavre Drive                 1999   CEO of Associated
Frenchman's Creek                          Merchandising Corp., a major
Palm Beach Gardens, FL                     retail merchandising organization.
33410                                      Former Director of Galey & Lord,
Age 75                                     Liz Claiborne, R.G. Barry
                                           Corporation

Allan J. Bloostein      Director    Since  President of Allan Bloostein           35      Taubman Centers Inc.
27 West 67th Street                 1999   Associates, a consulting firm.
Apt. 5FW                                   Former Director of CVS
New York, NY 10023                         Corporation
Age 72

Jane F. Dasher          Director    Since  Controller of PBK                      28      None
Korsant Partners                    1999   Holdings Inc., a family
283 Greenwich Avenue                       investment company
3rd Floor
Greenwich, CT 06830
Age 53

Donald R. Foley         Director    Since  Retired                                19      None
3668 Freshwater Drive               1982
Jupiter, FL 33477
Age 80

Richard E. Hanson, Jr.  Director    Since  Retired; Former Head of the New        28      None
2751 Vermont Route 140              1999   Atlanta Jewish Community High
Poultney, VT 05764                         School, Atlanta, Georgia
Age 61

Dr. Paul Hardin         Director    Since  Professor of Law & Chancellor          36      None
12083 Morehead                      1994   Emeritus at the University of
Chapel Hill, NC                            North Carolina
27514-8426
Age 71

Roderick C. Rasmussen   Director    Since  Investment Counselor                   28      None
9 Cadence Court                     1982
Morristown, NJ 07960
Age 76

                                        Term of                                   Number of
                                        Office*                                  Portfolios
                                          and                                      in Fund
                          Position(s)   Length                                     Complex
                           Held with    of Time     Principal Occupation(s)       Overseen   Other Directorships
Name, Address, and Age       Fund       Served        During Past 5 Years        by Director  Held by Director
----------------------   -------------- ------- -------------------------------- ----------- -------------------

John P. Toolan           Director        Since  Retired                              28      John Hancock Funds
7202 Southeast Golf                      1992
Ridge Way
Hobe Sound, FL 33455
Age 72

INTERESTED DIRECTOR:
R. Jay Gerken**          Chairman,       Since  Managing Director of CGM;            225     None
CGM                      President and   2002   Chairman, President and Chief
399 Park Avenue          Chief                  Executive Officer of Smith
4th Floor                Executive              Barney Fund Management LLC
New York, NY 10022       Officer                ("SBFM"), Travelers Investment
Age 52                                          Adviser, Inc. (''TIA") and Citi
                                                Fund Management Inc.
OFFICERS:
Lewis E. Daidone         Senior Vice     Since  Managing Director of CGM;            N/A     N/A
CGM                      President and   1990   formerly Chief Financial Officer
125 Broad Street         Chief                  and Treasurer of mutual funds
11th Floor               Administrative         affiliated with Citigroup Inc.;
New York, NY 10004       Officer                Director and Senior Vice
Age 45                                          President of SBFM and TIA

Richard L. Peteka        Chief           Since  Director and Head of Internal        N/A     N/A
CGM                      Financial       2002   Control for Citigroup Asset
125 Broad Street         Officer and            Management ("CAM") U.S.
11th Floor               Treasurer              Mutual Fund Administration from
New York, NY 10004                              1999-2002; Vice President, Head
Age 41                                          of Mutual Fund Administration
                                                and Treasurer at Oppenheimer
                                                Capital from 1996-1999

Martin R. Hanley         Vice            Since  Portfolio Manager                    N/A     N/A
CGM                      President and   1993
399 Park Avenue          Investment
4th Floor                Officer
New York, NY 10022
Age 35

Kevin Kennedy            Vice President  Since  Portfolio Manager                    N/A     N/A
CAM                      and             2001
399 Park Avenue          Investment
4th Floor                Officer
New York, NY 10022
Age 48

Kaprel Ozsolak           Controller      Since  Vice President of SSB                N/A     N/A
CGM                                      2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor       Secretary       Since  Managing Director of CGM;            N/A     N/A
CGM                                      1987   General Counsel and Secretary of
300 First Stamford Place                        SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

--------

 * Each Director and Officer serves until his or her successor has been duly elected and qualified.


** Mr. Gerken is a Director who is an "interested person" of the Company as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.

   The business affairs of each fund are managed by or under the direction of the Board of Directors.


   The Board has a standing Audit Committee comprised of the Independent Directors. The Audit Committee met once during the funds' last fiscal year to review the internal and external accounting procedures of the funds and, among other things, to consider the selection of independent certified public accountants for the funds, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.



   The Board also has a standing Governance Committee. All Independent Directors are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board and acts as Compensation Committee of the Board of Directors. The Governance Committee does not have a procedure to consider nominees recommended by shareholders. The Board also has an Investment Performance Committee responsible for reviewing the investment performance of the Fund. The directors of these respective committees are not "interested persons" of the Fund as defined under the 1940 Act (the "independent directors"). The Fund has a pricing committee composed of all directors which is charged with determining fair value prices for securities when required.



   The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2002:



                                                    Aggregate Dollar Range of Equity*
                                                 Securities in All Registered Investment
                        Dollar Range of Equity*     Companies Overseen by Director in
   Name of Director    Securities in the Company     Family of Investment Companies
   ----------------    ------------------------- ---------------------------------------
Lee Abraham...........             A                                A
Allan J. Bloostein....             A                                E
Jane F. Dasher........             D                                D
Donald R. Foley.......             A                                E
R. Jay Gerken.........             A                                E
Richard E. Hanson, Jr.             A                                B
Paul Hardin...........             A                                E
Roderick C. Rasmussen.             A                                D
John P. Toolan........             A                                E

--------

* The dollar ranges are as follows:



  A = None


  B = $1-$10,000


  C = $10,001-$50,000


  D = $50,001-$100,000


  E = Over $100,000



   As of December 31, 2002 none of the Independent Directors, or his or her immediate family members, beneficially owned or of record any securities in the manager or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

   The following table shows the compensation paid by the Company and other Smith Barney Mutual Funds to each director during the Company's last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its directors and officers. Officers and interested directors of the Company are compensated by CGM. Fees for directors who are not "interested persons" of the Company and who are directors of a group of funds sponsored by CGM are set at $60,000 per annum and are allocated based on the relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these directors receive $500 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. During the fiscal year ended December 31, 2002 such expenses totaled $15,261.


                              COMPENSATION TABLE


                                                                Total Number of
                                                      Total     Funds for Which
                                      Aggregate   Compensation  Director Serves
                                    Compensation  from Fund and     within
         Name of Director           from the Fund Fund Complex   Fund Complex
         ----------------           ------------- ------------- ---------------
Lee Abraham........................    $28,072      $ 75,000           28
Allan J. Bloostein.................    $28,072      $122,250           35
Jane Dasher........................    $28,073      $ 76,600           28
Donald R. Foley*...................    $27,227      $ 75,000           28
Richard E. Hanson, Jr..............    $27,972      $ 73,900           28
Paul Hardin........................    $27,972      $132,300           36
R. Jay Gerken+.....................    $    --      $     --          225
Roderick C. Rasmussen*.............    $28,074      $ 75,200           28
John P. Toolan*....................    $27,873      $ 73,400           28

--------

+ Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is Managing Director of CGM and Chairman, President and Chief Executive Officer of SBFM, the Fund's investment adviser or "Manager".

  Designates a director who is an "interested person" of the Company.

* Pursuant to the Company's deferred compensation plan, the indicated directors have elected to defer the following amounts of their aggregate compensation from the Company: Donald R. Foley: $9,871, Roderick C. Rasmussen: $12,341 and John P. Toolan: $20,641, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $24,000, Roderick C.
  Rasmussen: $30,000 and John P. Toolan: $70,800.


  Upon attainment of age 72 the Company's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80 unless elected as a director prior to the adoption of the emeritus program. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Company's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Company's last fiscal year, aggregate compensation from the Company to Emeritus Directors totaled $21,000.



   As of April 4, 2003 directors and officers of the Company owned, in the aggregate, less than 1% of the outstanding shares of each of the funds.

                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

   General. The Prospectus discusses each fund's investment objective and the policies each fund employs to achieve its objective. Each fund is an open-end, diversified management investment company under the 1940 Act. Each fund's investment manager is SBFM.

   The funds operate as money market funds, and utilize certain investment policies so that, to the extent reasonably possible, each fund's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis.


   Each fund's investments are limited to United States dollar-denominated instruments (and repurchase agreements thereon) that, at the time of acquisition (including any related credit enhancement features) have received a rating in one of the two highest categories (for Cash Portfolio, the highest category) for short-term debt obligations from the "Requisite NRSROs," securities of issuers that have received such a rating with respect to other comparable securities, and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission ("SEC") are the Standard & Poor's Division of The McGraw-Hill Companies Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Inc.


   The following is a description of the types of money market instruments in which each fund may invest:

   U.S. government obligations (each fund). Obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds) or by its agencies and instrumentalities (such as the Government National Mortgage Association, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the U.S. Postal Service, the Federal Financing Bank and the Federal National Mortgage Association). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others (such as obligations of the Federal Home Loan Bank) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obligations of the Student Loan Marketing Association) are supported only by the credit of the particular agency or instrumentality.


   Repurchase Agreements (each fund). Each fund may enter into repurchase agreements with respect to U.S. government securities and may engage in repurchase agreement transactions on portfolio securities. The funds may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The funds would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. In the event a tri-party repurchase agreement is utilized, the collateral can be held by a third party. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the funds may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the funds' portfolio manager. The portfolio manager will continue to monitor creditworthiness of the seller under a repurchase agreement. The portfolio manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the fund under the 1940 Act.


   The following are permitted investments for the Cash Portfolio and Retirement Portfolio; the Government Portfolio will invest only in U.S. Government obligations and repurchase agreements secured by those obligations.


   Commercial Paper and Other Short-term Obligations (Cash Portfolio and Retirement Portfolio). Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs. Short-term obligations also include mortgage-related or asset-backed debt or debt-like instruments, including pass-through certificates representing participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality ratings from NRSROs. Commercial paper and such other short-term obligations will be rated in the highest category for short-term debt obligations by the requisite NRSROs at the time of acquisition by a fund, or will be unrated securities determined to be comparable thereto.



   High Quality Corporate Obligations (Cash Portfolio and Retirement Portfolio). Obligations of corporations that are originally issued with a maturity of greater than 397 days and are: (1) rated as long-term debt obligations in the two highest rating categories (the highest for Cash Portfolio) by the requisite NRSROs or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in one of the two highest rating categories for short-term debt obligations, or are otherwise comparable to short-term debt obligations having such a rating. Each fund will invest only in corporate obligations with remaining maturities of 13 months or less.


   Bank Obligations (Cash Portfolio and Retirement Portfolio). Obligations (including certificates of deposit, bankers' acceptances and fixed time deposits) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit in denominations greater than $100,000 that are purchased by a fund will not be fully insured. The Cash Portfolio and Retirement Portfolio each will not purchase a fixed time deposit with an ultimate maturity of more than six months, and will limit its investment in fixed time deposits maturing from two business to seven calendar days and/or any other investments deemed to be illiquid to 10% of its net assets.

   The Cash Portfolio and Retirement Portfolio each will maintain at least 25% of its total assets invested in obligations of domestic and foreign banks, subject to the above-mentioned size criteria. Each fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and in instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, the Cash Portfolio and Retirement Portfolio may invest in fixed time deposits of foreign banks issued through their branches located in Grand Cayman Island, London, Nassau, Tokyo and Toronto.


   Municipal Obligations (Cash Portfolio and Retirement Portfolio). Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+ or A-1 or AA or better by S&P or MIG 2, VMIG 2 or Prime-1 or Aa or better by Moody's or, if not rated, determined by the Manager to be of comparable quality. Cash Portfolio only invests in municipal obligations rated in the highest short-term rating category. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length. The purchase of these securities could enhance a fund's yield. Each of Cash Portfolio and Retirement Portfolio will not invest more than 10% of its total assets in municipal obligations.

   Time Deposits (Cash Portfolio and Retirement Portfolio). Cash Portfolio and Retirement Portfolio may invest in fixed time deposits with an ultimate maturity of not more than six months. In addition, each of these funds currently intends to limit investment in fixed time deposits with a maturity of two business days or more, when combined with other illiquid assets of the fund, so that not more than 10% of its assets would be invested in all such illiquid instruments. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.

   Asset-Backed Securities (Cash Portfolio and Retirement Portfolio). Cash Portfolio and Retirement Portfolio may invest in asset-backed securities arising through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

   The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. In periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation.

   Illiquid and Restricted Securities (Cash Portfolio and Retirement
Portfolio). Each fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A"). Each fund may also invest a portion of its assets in illiquid investments, which include repurchase agreements maturing in more than seven days. The Board of Directors may determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Directors has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will monitor each fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The funds may also purchase restricted securities that are not registered under Rule 144A.


   The Articles of Incorporation of the Company permit the Board of Directors to establish additional funds of the Company from time to time. The investment restrictions applicable to any such additional fund would be established by the Board of Directors at the time such funds were established and may differ from those set forth above.

Other Investment Techniques

   The following pertains to each fund:

   Portfolio Turnover. Each fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, a fund may realize a gain or loss.

   Borrowing. Each fund may borrow money from banks for temporary or emergency purposes, including for the purpose of accommodating requests for the redemption of shares while effecting an orderly liquidation of portfolio securities, and not for leveraging purposes.


   Reverse Repurchase Agreements. The Government Portfolio may invest 33 1/3% of its total assets in reverse repurchase agreements and enter into reverse repurchase agreements with broker/dealers and other financial institutions, including the funds' custodian. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." Such transactions are advantageous only if the Government Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the Manager believes it will be advantageous to the Government Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Government Portfolio's assets. The funds' custodian bank will maintain a separate account for the Government Portfolio with securities having a value equal to or greater than such commitments.


                                 RISK FACTORS

   Interest Rate Risk. General changes in interest rates result in increases or decreases in the market value of the obligations held by a fund (but do not affect the amortized cost valuations). The market value of the obligations held by each fund can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, each fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, each fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its investments, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur.


   Foreign Investments (Cash Portfolio and Retirement Portfolio). Investments in securities issued by foreign banks or foreign issuers present certain additional risks. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applicable to domestic issuers. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer. Cash Portfolio and Retirement Portfolio may invest in Eurodollar and Yankee obligations, which are certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. The risks of Eurodollar obligations include the possibility that a foreign government will not allow U.S. dollar-denominated assets to leave the foreign country and the possibility that adverse political or economic developments will affect investments in a foreign country.

               INVESTMENT RESTRICTIONS AND FUNDAMENTAL POLICIES

   The funds are subject to following restrictions and policies that are "fundamental," which means that they cannot be changed without approval by a vote of a majority of the outstanding voting securities of a fund affected by the change, as defined in the 1940 Act and in accordance with Rule 18f-2 thereunder (see "Voting Rights").

   Fundamental Policies--Each fund. Without the approval of a majority of its outstanding voting securities, no fund may:


      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder. (However, since each of the funds operates as a money market fund under Rule 2a-7 under the Act, compliance with Rule 2a-7 is deemed to satisfy the diversification requirements otherwise applicable to diversified investment companies under the 1940 Act.)


      2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent each fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies).

   Additional Fundamental Policies--Cash Portfolio and Retirement
Portfolio.  In addition to the fundamental policies stated above for all funds:


      1. Neither Cash Portfolio nor Retirement Portfolio may invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and each of Cash Portfolio and Retirement Portfolio reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities.


   Nonfundamental Policies. The funds are subject to the following restrictions and policies which are "non-fundamental" and which may be changed by the Company's Board of Directors without shareholder approval, subject to any applicable disclosure requirements. As a nonfundamental policy, no fund may:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Invest in securities of other investment companies except as may be acquired as part of a merger, consolidation, or acquisition of assets.

      3. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

      4.  Invest in oil and gas interests.

      5.  Invest in any company for the purpose of exercising control.

      6.  Write or purchase put or call options.

   All of the foregoing restrictions that are stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction. Notwithstanding any of the foregoing investment restrictions, each of the funds may invest up to 100% of its assets in U.S. Government Obligations.

                             COMPUTATION OF YIELD

   From time to time the Company may advertise the yield and effective yield of its funds. For Cash Portfolio and Government Portfolio, each fund may advertise the yield and effective yield of Class A, Class L and Class Y shares. These yield figures are based on historical earnings and are not intended to indicate future performance. The yield of a fund or a class refers to the net investment income generated by an investment in the fund or the class over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the fund or the class is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.


   The yield and the effective yield for each fund for the seven-day period ended December 31, 2002, is set forth below. The Company quotes current yield of each fund and class by dividing the net change in the value of a hypothetical preexisting account having a balance of one share at the beginning of a recent seven-day base period by the value of the account at the beginning of the base period and multiplying this base period return by 365/7. Net change in account value is the value of additional shares purchased with dividends from original shares and dividends declared on both original shares and any additional shares, but does not include any changes in unrealized appreciation or depreciation. In addition, for each fund and class the Company may from time to time quote effective yield figures assuming the compounding of dividends. The effective yield will be slightly higher than the yield because of the compounding effect. The Company also quotes for each fund and class the average dollar-weighted portfolio maturity for the corresponding seven-day period.



                        Cash Portfolio*    Government Portfolio** Retirement Portfolio***
                     --------------------  --------------------   ----------------------
                     7 day 7 day effective 7 day  7 day effective 7 day  7 day effective
                     ----- --------------- -----  --------------- -----  ---------------
Class A............. 0.91%      0.92%      0.86%       0.86%      0.78%       0.78%
Class L............. 0.91       0.92       0.86        0.86         NA          NA
Class Y............. 1.06       1.07       0.90        0.99         NA          NA

--------

*  Average dollar-weighted portfolio maturity of 42 days.


** Average dollar-weighted portfolio maturity of 49 days.


*** Average dollar-weighted portfolio maturity of 41 days.


   Although principal is not insured and there can be no assurance that a $1.00 per share net asset value will be maintained, it is not expected that the net asset value of any fund's shares will fluctuate because the Company uses the amortized cost method of valuation. (See "Valuation of Shares and Amortized Cost Valuation.") Investors should bear in mind that yield is a function of the type, quality and maturity of the instruments in a fund and the fund's operating expenses. While current yield information may be useful, investors should realize that each fund's current yield will fluctuate, is not necessarily representative of future results and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time.

               VALUATION OF SHARES AND AMORTIZED COST VALUATION

   The net asset value per share of each fund is determined as of 12 Noon Eastern time on each day that the New York Stock Exchange ("NYSE") is open by dividing the fund's net assets attributable to each class (i.e., the value of its assets less liabilities) by the total number of shares of the class outstanding. Each fund may also determine net asset value per share on days when the NYSE is not open, but when the settlement of securities may otherwise occur. As noted above, each fund employs the amortized cost method of valuing portfolio securities and seeks to continue to maintain a constant net asset value of $1.00 per share.

   The Prospectus states that net asset value will be determined on any day the NYSE is open and that the net asset value may be determined on any day that the settlement of securities otherwise occurs. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

   The Company uses the "amortized cost method" for valuing portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method of valuation of each fund's portfolio securities involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount from or premium to the stated principal amount of the security, regardless of the impact of fluctuating interest rates on its market value. The market value of portfolio securities will fluctuate on the basis of the creditworthiness of the issuers of such securities and with changes in interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yields to investors in a fund may differ somewhat from that obtained in a similar fund that uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the funds would be able to obtain a somewhat higher (lower) yield than would result from investment in such similar company, and existing investors would receive less (more) investment income.


   The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of the funds' shares will remain at $1.00; however, shareholders should be aware that despite procedures that will be followed to maintain a stabilized price, including maintaining a maximum dollar-weighted average portfolio maturity of 90 days and investing in securities with remaining maturities of only 13 months or less, there is no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause the fund's price per share to change from $1.00.


                   IRA AND OTHER PROTOTYPE RETIREMENT PLANS


   Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the Company or CGM; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension-IRA


   If you or your spouse have earned income, each of you may establish an Individual Retirement Account ("IRA") and make maximum annual contributions equal to the lesser of earned income or $3,000 ($3,500 if you are age 50 or older by the end of the year). Married couples where one spouse is non-working may contribute a total of $6,000 ($7,000 if both you and your spouse are age 50 or older by the end of the year) annually to their IRAs.



   If you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income ("AGI"). For married couples filing jointly for 2003, a full deduction is permitted if your combined AGI is $60,000 or less ($40,000 for unmarried individuals); a partial deduction will be allowed when AGI is between $60,000-$70,000 ($40,000-$50,000 for an unmarried individual); and no deduction when AGI is $70,000 ($50,000 for an unmarried individual). However, if you are married and your spouse is covered by a employer-sponsored retirement plan, but you are not, you will be eligible for a full deduction if your combined AGI is $150,000 or less. A partial deduction is permitted if your combined AGI is between $150,000-$160,000, and no deduction is permitted for AGI of $160,000 or above.


   The rules applicable to so-called "Roth IRAs" differ from those described above.

   A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.


   An employer who has established a Simplified Employee Pension-IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual deductible contribution of 25% (up to $40,000 for 2003) of each participant's compensation. Compensation is capped at $200,000 for 2003.


Paired Defined Contribution Prototype


   Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the Company through the Smith Barney Prototype Paired Defined Contribution Plan (the "Prototype"). The Prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The Prototype provides for a maximum annual tax deductible contribution on behalf of participants of up to 25% of compensation, but not to exceed $40,000 for any individual participant. [Additional deductions are allowed with respect to 401(k) contributions, provided total allocation to any individual participant may not exceed $40,000.]


                              PURCHASE OF SHARES


   Cash Portfolio and Government Portfolio. The minimum initial investment for Class A is $1,000 for each Cash Portfolio and Government Portfolio account and the minimum subsequent investment is $50, except for purchases through (a) IRAs and Self-Employed Retirement Plans, for which the minimum initial and subsequent investments are $250 and $50, respectively, and (b) retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), for which the minimum initial and subsequent investments are $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, and Directors or Trustees of any Citigroup-affiliated funds, including the Smith Barney Mutual Funds, and their spouses and children. Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases of Class Y shares by (i) Smith Barney Allocation Series Inc.; (ii) the Bright Start(R) and Scholars Choice/SM/ College Savings Programs; and (iii) a pension, profit-sharing or other benefit plan for employees of Citigroup and its subsidiaries). The minimum subsequent investment is $50.

   Class A and Class Y shares of the Cash Portfolio and Government Portfolio are available for purchase directly by investors. Class L shares of the Cash Portfolio and Government Portfolio are available for purchase only by Participating Plans (as defined under "Purchase of Shares--Smith Barney Retirement Programs") opened prior to June 21, 1996, either directly or as part of an exchange privilege transaction with certain other funds distributed by CGM. Class L shares of the Government Portfolio that represent previously issued "Class B" shares may only be redeemed or exchanged out of the fund.



   Retirement Portfolio. Shares of the Retirement Portfolio are offered exclusively to retirement plans under Sections 401 and 408 of the Code. To purchase these shares, a brokerage account for your retirement plan must be established with CGM upon completion of an account application available from your Service Agent. CGM has advised the fund that the minimum initial purchase is $200 for each Retirement Portfolio account, and subsequent investments may be $1.00 or more. CGM also has advised the fund that on each business day it will automatically invest all good funds of $1.00 or more in the brokerage account in full shares of the Retirement Portfolio, and there is no charge for this service.



   All funds' shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A purchase order becomes effective, and income dividends begin to accrue, when the fund, CGM or an Introducing Broker receives, or converts the purchase amount into, Federal funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank). When orders for the purchase of fund shares are paid for in Federal funds, which is required if shares are purchased through PFPC Global Fund Services ("PFPC" or the applicable "sub-transfer agent" with regard to CGM accounts), or are placed by an investor with sufficient Federal funds or cash balance in the investor's brokerage account with CGM or the Introducing Broker, the order becomes effective on the day of receipt if received prior to 12 noon, Eastern time, on any day the Fund calculates its net asset value. See "Valuation of Shares." Purchase orders received after 12 noon on any business day are effective as of the next time the net asset value is determined. When orders for the purchase of fund shares are paid for other than in Federal funds, CGM or the Introducing Broker, acting on behalf of the investor, will complete the conversion into, or itself advance, Federal funds, and the order will become effective on the day following its receipt by the fund, CGM or the Introducing Broker.



   Smith Barney Retirement Programs. You may be eligible to participate in a retirement program sponsored by CGM or one of its affiliates. The Cash Portfolio and Government Portfolio each offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.


   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

   For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares you may purchase depends on the amount of your initial investment:


   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.



   Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:



   If the plan was opened on or after April 10, 2003 and a total of $3 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program for 5 years.



   If the plan was opened on or after June 21, 1996 and prior to April 10, 2003 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program 5 years.

   If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.


   A plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Retirement Program.


   For more information, call your Service Agent or the transfer agent.


   Retirement Programs Opened On or After June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Retirement Programs, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a CGM retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.


   Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.


   Any participating plan in the Smith Barney Retirement Programs, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Salomon Smith Barney Retirement Programs. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.



   Participating plans wishing to acquire shares of a fund through the Smith Barney Retirement Programs must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Service Agent.



   Letter of Intent--Class Y Shares (Cash and Government Portfolios). A Letter of Intent may be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased during such period will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or Citicorp Trust Bank, fsb (the "Transfer Agent") for further information.

                             REDEMPTION OF SHARES


   Shareholders may redeem their shares without charge on any day a fund calculates its net asset value. See "Valuation of Shares and Amortized Cost Valuation." Redemption requests received in proper form before 12 Noon, Eastern time, are priced at the net asset value as next determined on that day. Redemption requests received after 12 Noon, Eastern time, are priced at the net asset value next determined. Redemption requests must be made through a Service Agent through whom the shares were purchased, or, for PFS accounts, through Primerica Shareholders Services ("PSS"), except that shareholders who purchased shares of the fund from PFPC or PSS may also redeem shares directly through PFPC or PSS. A shareholder desiring to redeem shares represented by certificates also must present the certificates to a Service Agent, or PFPC or PSS endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until the certificates are received by PFPC or PSS in proper form.



   Each fund normally transmits redemption proceeds on the business day following receipt of a redemption request but, in any event, payment will be made within three days thereafter, exclusive of days on which the NYSE is closed and the settlement of securities does not otherwise occur, or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. A shareholder who pays for fund shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to ten days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with Federal funds, by bank wire or with a certified or cashier's check.


   Fund shareholders who purchase securities through a Service Agent may take advantage of special redemption procedures under which Class A shares of the fund will be redeemed automatically to the extent necessary to satisfy debit balances arising in the shareholder's account with a Service Agent. One example of how an automatic redemption may occur involves the purchase of securities. If a shareholder purchases securities but does not pay for them by the settlement date, the number of fund shares necessary to cover the debit will be redeemed automatically as of the settlement date, which usually occurs three business days after the trade date. Class A shares that are subject to a deferred sales charge (see "Redemption of Shares--Deferred Sales Charge") are not eligible for such automatic redemption and will only be redeemed upon specific request. If the shareholder does not request redemption of such shares, the shareholder's account with a Service Agent may be margined to satisfy debit balances if sufficient fund shares that are not subject to any applicable deferred sales charge are unavailable. No fee is currently charged with respect to these automatic transactions. Shareholders not wishing to participate in these arrangements should notify their Service Agent.


   A written redemption request must (a) state the class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC or PSS together with the redemption request. Any signature appearing on a written redemption request in excess of $50,000, share certificate or stock power must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.


   Telephone Redemption and Exchange Program. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the fund.)


   Redemptions. Redemption requests of up to $50,000 of any class or classes of a fund's shares may be made by eligible shareholders by calling the Transfer Agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.


   A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. See "Exchange Privilege" for more information.


   Additional Information regarding Telephone Redemption and Exchange
Program. Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.


  Deferred Sales Charge--Cash Portfolio and Government Portfolio


   Class A shares of the Cash Portfolio and Government Portfolio and Class L shares of the Government Portfolio that represent previously issued "Class B" shares acquired as part of an exchange privilege transaction, and were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a deferred sales charge, continue to be subject to any applicable deferred sales charge of the original fund. Therefore, such Class A and Class L shares that are redeemed within 12 months of the date of purchase of the original fund may be subject to a deferred sales charge of 1.00%. The amount of any deferred sales charge will be paid to and retained by CGM. The deferred sales charge will be assessed based on an amount equal to the account value at the time of redemption, and will not be imposed on increases in value above the initial purchase price in the original fund. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


   In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestments of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Class A and Class L shares have been held will be calculated from the date that the shares were initially acquired in one of the other Smith Barney Mutual Funds, and the amount of shares being redeemed will be considered to represent, as applicable, the value of capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain (if any) or increase the loss (if any), as the case may be, on redemption.

   The deferred sales charge on Class A and Class L shares, if any, will be waived on (a) exchanges (see "Exchange Privilege" below); (b) redemptions of shares within twelve months following the death or disability of the shareholder; (c) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2;
(d) involuntary redemptions; and (e) redemptions of shares to effect a combination of a Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.


   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.



   For information concerning the deferred sales charge applicable to Class A and Class L shares acquired through the Smith Barney Retirement Programs, see "Purchase of Shares."


                                 PFS ACCOUNTS


   Initial purchases of the Cash Portfolio--Class A shares must be made through a PFS Investments Inc. Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to PSS. In processing applications and investments, Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb), the Transfer Agent acts as agent for the investor and for PFS Investments and also as agent for the Distributor, in accordance with the terms of the Prospectus. If the Transfer Agent ceases to act as such, a successor company named by the Company will act in the same capacity so long as the account remains open.



   Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. PSS will process and mail usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two day air express for a $8 fee that will be deducted from the shareholder's account or by one day express for a $15 fee that will be deducted from the shareholder's account.



   PFS Distributors, Inc. pays to PFS Investments a promotional fee calculated as a percentage of the sales charge reallowed to PFS. The percentage used in the calculation is 3%.



   An Account Transcript is available at a shareholder's request which identifies every financial transaction in an account since it was opened. To defray administrative expenses involved with providing multiple years worth of information, there is a $15 charge for each Account Transcript requested. Additional copies of tax forms are available at the shareholder's request. A fee of $10 for each tax form will be assessed.





   Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact PSS at (800) 544- 5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow subsequent investments by telephone by any person in his or her account, he or she should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $50,000. By requesting a purchase by telephone, you authorize PSS to transfer funds from the bank account provided for the amount of the purchase. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by PFS or PMSS. A shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of up to $30 by PFS or PMSS. Subsequent investments by telephone may not be available if the shareholder cannot reach PSS because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.


                              EXCHANGE PRIVILEGE

   Except as otherwise noted below, shares of each class may be exchanged for shares of the same class in any of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A and Class L shares are subject to minimum investment requirements and all shares are subject to other terms or requirements of the fund into which exchanges are made and a sales charge may apply.

   Class A Exchanges. Class A shares of each fund will be subject to the applicable sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge.


   Class Y Exchanges. Class Y shareholders of a fund who wish to exchange all or a portion of their Class Y shares for Class Y shares in any of the funds above may do so without imposition of any charge.



   Additional Information Regarding Exchanges. The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the funds and their shareholders. Accordingly, if the Funds' management in its sole discretion determines that an investor is engaged in excessive trading, the funds, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The funds may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the funds will take no other action with respect to the shares until it receives further instructions from the investor. The funds' policy on excessive trading applies to investors who invest in the funds directly or through Service Agents, but does not apply to any systematic investment plans described in the Prospectus.


   During times of drastic economic or market conditions, the funds may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

                                     TAXES




   The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the funds by United States persons. This summary does not address all of the potential federal income tax consequences that may be applicable to a fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.



The Fund and Its Investments



   Each fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and
(ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.



   As a regulated investment company, a fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code's timing and other requirements. However, any taxable income or gain the fund does not distribute will be subject to tax at regular corporate rates.



   The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.



   If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Taxation of United States Shareholders



   Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.



   Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.



   Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares, unless the shareholder is a tax-exempt entity or the shares are held through a tax deferred retirement plan or account. Each fund anticipates that it will not make any long-term capital gain distributions. However, any such distributions would be taxable (for taxable shareholders) as long-term capital gain, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. No portion of a fund's distributions will be eligible for the dividends received deduction for corporations. Distributions in excess of a fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.





   If a shareholder redeems in full an account between payment days, all dividends declared up to and including the date of liquidation will be paid with the proceeds from the redemption of shares. The per share dividends of Class A and Class L shares of the Cash Portfolio and the Government Portfolio may be less than the per share dividends of Class Y shares of each such Portfolio principally as a result of the service fee applicable to Class A and Class L shares. Long-term capital gains, if any, will be in the same per share amount for each class and will be distributed annually.





   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss, if any, equal to the difference between the amount realized and his basis in his shares, unless the shareholder is a tax-exempt entity or the shares are held through a tax deferred retirement plan or account. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.



   Backup Withholding. A fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.



   Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.



   The foregoing is only a summary of certain material United States federal income tax consequences affecting the funds and their shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.


                   INVESTMENT MANAGEMENT AND OTHER SERVICES


   Manager. SBFM manages the day to day operations of each fund pursuant to management agreements entered into by the Company on behalf of each fund. Under the management agreements, the Manager offers each fund advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects of the business and affairs of each fund. It also furnishes each fund with executive and other personnel; management, bookkeeping, accounting and administrative services; office space and equipment; and the services of the officers and employees of the funds. SBFM is an indirect wholly-owned subsidiary of Citigroup Inc., a publicly owned financial services company. SBFM is an investment manager to investment companies that had assets under management as of March 31, 2003 of approximately $105.9 billion.



   The Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's board of directors, or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the fund's board with such independent directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Advisory Agreement, the board, including the independent directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Advisory Agreement was in the best interests of the fund and its shareholders. The independent directors were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).



   For the years 2000, 2001 and 2002 the funds paid management fees as shown below:



   Fund                                           Management Fees
   ----                                --------------------------------------
                                           2000         2001         2002
                                       ------------ ------------ ------------
   Cash Portfolio..................... $193,310,073 $159,076,536 $108,717,599
   Government Portfolio...............   23,567,106 $ 21,124,677 $ 16,324,462
   Retirement Portfolio...............    7,602,080 $  5,842,660 $  3,987,026





   The respective funds' management agreements, which were approved by their shareholders on September 16, 1994 and became effective on November 21, 1994, and were most recently approved by the Board of Directors, including a majority of the Independent Directors of the Company on June 29, 2002 provide for compensation of the Manager accrued daily and paid monthly at the following annual rates:


                                                                        Management Fee as a
                                                                       Percentage of Average
Fund                                      Fund Asset Breakpoints         Daily Net Assets
----                                ---------------------------------- ---------------------
Cash Portfolio..................... First $6 billion                            0.45%
                                    Over $6 billion up to $12 billion          0.425%
                                    Over $12 billion up to $18 billion          0.40%
                                    Over $18 billion                            0.35%

Government Portfolio............... First $2.5 billion                          0.45%
                                    Over $2.5 billion up to $5 billion          0.40%
                                    Over $5 billion                             0.35%

Retirement Portfolio............... First $1 billion                            0.45%
                                    Over $1 billion up to $2 billion            0.40%
                                    Over $2 billion                             0.35%


   Each fund's management agreement further provides that all other expenses not specifically assumed by the Manager under the agreement are borne by the Company. Expenses payable by the Company include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books, performing portfolio valuations, and for rendering other services to the Company) and shareholder servicing agents, filing fees and expenses relating to the registration and qualification of the Company's shares under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the Company's registration statements and prospectuses), expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, out-of-pocket expenses of directors and fees of directors who are not "interested persons" as defined in the 1940 Act, fees of auditors and legal counsel, interest, taxes, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, and all other costs incident to the Company's corporate existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to the relevant fund; general corporate expenses of the Company are allocated among all the funds on the basis of relative net assets. No sales or promotion expenses are incurred by the funds, but expenses incurred in complying with laws regulating the issue or sale of the Company's shares are not deemed sales or promotion expenses.


   The Manager has agreed that if in any fiscal year the total expenses of any fund, exclusive of taxes, brokerage, interest and extraordinary expenses, exceed 0.70% of the average daily net assets for that fiscal year of the fund, the Manager will reduce its fee to the extent of such excess, or reimburse any such excess amount to the relevant fund. The 0.70% voluntary expense limitation shall be in effect until it is terminated by 14 days' written notice to shareholders and by supplement to the then-current prospectus.


   Each fund's management agreement will continue in effect if specifically approved annually by a majority of the directors of the Company, including a majority of the directors who are not parties to such contract or "interested persons" of any such parry. Each agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment. It may be amended or modified only if approved by vote of the holders of "a majority of the outstanding voting securities" of such fund as defined in the 1940 Act and rules thereunder which is discussed below under "Voting Rights."


   SBFM (manager/adviser) serves as investment adviser to the Fund pursuant to a written agreement ("Management Agreement"), which was most recently approved by the fund's board of trustees, including a majority of the trustees who are not interested persons of the Fund or CGM on June 26, 2002.



   SBAM (sub-adviser) serves as investment sub-adviser to the Fund pursuant to a written agreement ("Sub-Adviser Agreement"), which was most recently approved by the the fund's board of trustee's, including a majority of the trustees who are not interested persons of the Fund or CGM on June 26, 2002.


   Each agreement provides that the Manager is not liable for any act or omission in the course of or in connection with rendering services under the agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.


   The term "Smith Barney" in the title of the Company has been adopted by permission of CGM, formerly Salomon Smith Barney, Inc. and is subject to the right of CGM to elect that the Company stop using the term in any form or combination of its name.



   Distributor. CGM, located at 388 Greenwich Street, New York, New York 10013 and PFS Distributors, Inc. serve as the funds' co-distributors pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was approved by the Company's board of directors, including a majority of the Independent Directors, on March 15, 2000. Prior to and up to June 5, 2000, CFBDS, Inc. served as the funds' distributor.



   To compensate CGM and PFS Distributors for the service they provide and for the expense they bear under the Distribution Agreement, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.10% of the value of the fund's average daily net assets attributable to the Class A and Class L shares. The fund also pays PFS Distributors a service fee of 0.10% of the average daily net assets of Class A shares held in accounts at PFS Distributors.



   The following Plan fees were incurred under the Plan during the fiscal years indicated:



                                                 Class A
                                   -----------------------------------
         Portfolio                    2000        2001        2002
         ---------                 ----------- ----------- -----------
         Cash..................... $51,151,942 $41,084,796 $26,754,151
         Government...............   5,636,273   5,019,811   3,747,887
         Retirement...............   1,775,178   1,382,102     886,006

                                                 Class L
                                   -----------------------------------
         Portfolio                    2000        2001        2002
         ---------                 ----------- ----------- -----------
         Cash..................... $       265 $       283 $       310
         Government...............         119         129          89

   CGM and/or PFS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to CGM Financial Consultants or PFS Registered Representatives and for accruals for interest on the excess of CGM and/or PFS expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and deferred sales charge received by CGM and/or PFS are expressed in the following table:



                                     Financial              Mutual Fund   Desk
                                     Consultant    Branch    Marketing  Printing Interest  Total
Fiscal Year Ended December 31, 2002 Compensation  Expenses   Expenses   Expenses Expenses Expenses
----------------------------------- ------------ ---------- ----------- -------- -------- --------
            Cash...................  13,986,493  35,170,797  4,071,261  195,546
            Retirement.............     463,134     697,522    136,272    6,607
            Government.............   1,959,118   2,281,253    580,523   28,073



   Brokerage. The Manager places orders for the purchase and sale of securities for the funds. All of the portfolio transactions have been principal transactions with major dealers in money market instruments, on which no brokerage commissions are paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. No portfolio transactions are handled by CGM.



   The following table lists holdings by each of the three portfolios of the following securities issued by broker/dealers who executed brokerage transactions on behalf of the Fund:





                                                             Value of
                                                           Shares Held
                                                        ------------------
                                                              As of
                                                        Fiscal Year Ending
                                                           December 31,
                                                               2002
                                                        ------------------
     Cash Portfolio
     --------------
     Broker/dealer
     -------------
        Goldman, Sachs and Co..........................    $469,767,000
        Morgan Stanley.................................     349,392,000
        Merrill Lynch and Co...........................     199,995,055
        J.P. Morgan Chase and Co.......................      99,934,000

     Government Portfolio
     --------------------
     Broker/dealer
     -------------
        Goldman, Sachs and Co..........................     200,000,000
        Merrill Lynch and Co...........................     200,000,000
        J.P. Morgan Chase and Co.......................       6,247,000

     Retirement Portfolio
     --------------------
        Morgan Stanley.................................      24,963,000
        Goldman, Sachs and Co..........................      19,973,000



   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the funds, their manager and principal underwriters have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.



   The Codes of Ethics of the funds, the manager and the principal underwriters are on file with the Securities and Exchange Commission.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

   The Company, an open-end, diversified management investment company, was incorporated under Maryland law on May 28, 1974. The Company currently has outstanding three series of shares, representing shares in separate funds--the Cash Portfolio, the Government Portfolio and the Retirement Portfolio--and the Company's Board of Directors may authorize the creation of additional series of shares. Each share of a fund or class represents an equal proportionate interest in the net assets of that fund or class with each other share of the same fund or class and is entitled to such dividends and distributions out of the net income of that fund or class as are declared in the discretion of the Board. Shareholders are entitled to one vote for each share held and will vote in the aggregate and not by fund or class except as otherwise required by the 1940 Act or Maryland law. In the event of the liquidation or dissolution of a fund or of the Company, shares of a fund are entitled to receive the assets belonging to that fund and a proportionate distribution of any general assets not belonging to any particular fund that are available for distribution based upon the relative net assets of the respective funds.

                                 VOTING RIGHTS

   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Company. At such a meeting, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the Company have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.


   Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by "vote of a majority of the outstanding voting securities" (as defined below) of each fund or class affected by the matter. Rule 18f-2 further provides that a fund or class shall be deemed to be affected by a matter unless it is clear that the interests of each fund or class in a matter are identical or that the matter does not affect any interest of the fund or class. Under the rule the approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding voting securities of the fund affected by the matter. The rule further provides that the ratification of independent public accountants, the election of directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to fund.


   As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected fund or class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected fund or class) are represented at the meeting in person or by proxy.

   As of April 4, 2003, to the knowledge of the fund and the board of directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned of record more than 5% of the outstanding shares of any Class of a fund with the exception of the following:



          Name & Address                                     Percent
          --------------                                     -------
          Retirement Portfolio
          Class A
          Smith Barney Multi Choice Trust................... 19.0503%
          Smith Barney Corporate Trust Co
          Two Tower Center
          P.O. Box 1063
          East Brunswick, NJ 08816-1063

          Cash Portfolio
          Class Y
          State Street Bank Trust TTEE...................... 44.0228%
          FBO Travelers 401K Plan
          105 Rosemont Ave.
          Westwood, MA 02090-2318

          Smith Barney...................................... 14.8919%
          Scholar's Choice Portfolio Six
          State Street Bank
          ATTN: James Casey
          61 Broadway
          New York, NY 10006-2701

          Smith Barney......................................  9.0538%
          Scholar's Choice Portfolio Five
          State Street Bank
          ATTN: James Casey
          61 Broadway
          New York, NY 10006-2701

          Smith Barney......................................  8.9255%
          Illinois College Pro Port 5
          State Street Bank
          ATTN: James Casey
          61 Broadway
          New York, NY 10006-2701

          Mr. Kevin J. Maher................................  7.4058%
          Mrs. Jana B. Maher Jtwros
          Miller Road
          New Vernon, NJ 07976

          Smith Barney......................................  5.3108%
          Scholar's Choice Portfolio 7
          State Street Bank
          ATTN: James Casey
          61 Broadway
          New York, NY 10006-2701

          Smith Barney......................................  5.2379%
          Illinois College Pro Port 6
          State Street Bank
          ATTN: James Casey
          61 Broadway
          New York, NY 10006-2701

         Name & Address                                       Percent
         --------------                                       -------
         Class L
         Dina K. Whitaker.................................... 30.9183%
         SSB IRA Custodian
         715 South Oregon Avenue
         Tampa, FL 33606

         Frontier Trust Company TTEE......................... 30.8013%
         HB Machine/Medtek
         401 K Profit Sharing Plan
         P.O. Box 87687
         Phoenix, AZ 85080-7687

         Cash Portfolio
         Class L
         Frontier Trust Company TTEE......................... 21.1656%
         Peer Bearing Company Union
         Employees Money Purchase Plan
         2200 Norman Drive South
         Waukegan, IL 60085

         SB Corp Trust Cust
         FBO Muriel Ouellette
         R/O IRA
         293 Paquette Ave
         Manchester, NH 03104

         Government Portfolio
         Class A
         Sanford I Weill,....................................  8.7098%
         c/o Cornelia Leo
         Citigroup Inc.
         399 Park Avenue, 3rd Floor
         New York, NY 10022-4610

         Class L
         Frontier Trust Company as TTEE...................... 69.2804%
         Southern Floral Company
         P.O. Box 1313
         Houston, TX 77251-1313

         Terry Donofrio...................................... 20.3265%
         SSB IRA Custodian
         21 Glenair Avenue
         Waldwick, NJ 07463-1214

         Walker Harris MD....................................   5.782%
         SSB IRA Rollover Custodian
         2860 Cromwell Drive
         Columbus, GA 31906-1219                               100.00%

         Class Y
         CSEA Employee Benefit Fund..........................  100.00%
         A Non-Profit Organization
         ATTN: Karl Bellinger/Director of Internal Operations
         1 Lear Jet Lane, Suite #1
         Latham, NY 12110-2313

   Custodian. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110 serves as custodian of the funds' investments.



   Transfer and Dividend Disbursing Agent and Sub-Transfer Agents. Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb), located at 125 Broad Street, New York, New York 10004, serves as the Company's transfer, dividend disbursing and shareholder services agent. PFPC Global Fund Services, P.O. Box 9699, Providence, Rhode Island 02940-9699 serves as the Company's sub-transfer agent to render certain shareholder record keeping and accounting services functions. Primerica Shareholder Services serves as the sub-transfer agent for PFS accounts. Primerica Shareholder Services is located at 3100 Breckinridge Boulevard, Building 200, Duluth, Georgia 30099.



   Independent Auditors. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as independent auditors for each fund for its fiscal year ending December 31, 2003 to examine and report on each fund's financial statements and financial highlights.



   Annual and Semi-Annual Reports. Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by each fund at the end of the period covered. In an effort to reduce the funds' printing and mailing costs, the funds consolidate the mailing of their semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the Transfer Agent.


   Minimum Account Size. The Company reserves the right to redeem involuntarily any shareholder's account in Cash Portfolio or Government Portfolio if the aggregate net asset value of the shares held in the account in either fund is less than $500 ($250 for IRA accounts), and to redeem involuntarily any shareholder's account in Retirement Portfolio if the aggregate net asset value of the shares held in the account is less than $100. With respect to Cash Portfolio and Government Portfolio, any applicable deferred sales charge will be deducted from the proceeds of this redemption. (If a shareholder has more than one account in these funds, each account must satisfy the minimum account size.) Before the Board of Directors of the Company elects to exercise such right, shareholders will receive prior written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary redemption.

                               OTHER INFORMATION



   Smith Barney mutual funds offer more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.


   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.


   Classic Series--our portfolio manager driven funds

      Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.



   Premier Selections Series--our best ideas, concentrated funds

      We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

      Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

      Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                             FINANCIAL STATEMENTS


   The Company's Annual Report for the fiscal year ended December 31, 2002 is incorporated herein by reference in its entirety. The Annual Report was filed on March 4, 2003, accession number 0000950130-03-001720.

                        APPENDIX A--SECURITIES RATINGS

                           BOND (AND NOTES) RATINGS


Moody's Investors Service, Inc. ("Moody's")


   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's")


   AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is extremely strong under a variety of economic and underwriting conditions.

   AA--Debt rated AA is an excellent financial instrument. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

   Plus (+) or Minus (-): The rating of "AA" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

   L--The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.


   +--Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.



   *--Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.



Fitch Inc. ("Fitch")


   AAA--Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

   AA--Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

                           COMMERCIAL PAPER RATINGS


Moody's


   Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderated reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage rations, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Standard & Poor's


   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


Fitch


   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

   Fitch's short-term ratings are as follows:

   F1+--Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The "+" denotes an exceptionally strong credit feature.

   F1--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

   F2--Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                           PART C - OTHER INFORMATION

     Item 23.  Exhibits
               --------

     (a) (1) Articles Supplementary to the Articles of Incorporation dated November 7, 1985, January 30, 1984, August 12, 1980 and May 8, 1980 are incorporated by reference to Exhibits (a) through (d) to Post-Effective Amendment No. 32.

          (2) Articles Supplementary to the Articles of Incorporation dated December 5, 1990 and Articles of Amendment dated April 19, 1991 are incorporated by reference to Exhibit 1(b) and (c) to Post-Effective Amendment No. 35.

          (3) Articles of Amendment to the Articles of Incorporation dated October 28, 1992 and Articles Supplementary to the Articles of Incorporation dated December 8, 1992 are incorporated by reference to Exhibit 1(c) and (d) to Post-Effective Amendment No. 41.

          (4) Certificate of Correction dated July 15, 1994 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

          (5) Articles Supplementary to the Articles of Incorporation dated July 19, 1994 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

          (6) Articles of Amendment to Articles of Incorporation dated November 3, 1994 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

          (7) Articles Supplementary to Articles of Incorporation dated November 3, 1994 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

          (8) Articles Supplementary to Articles of Incorporation dated November 3, 1994 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

          (9) Articles Supplementary to Articles of Incorporation dated January 16, 1996 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

          (10) Articles Supplementary to Articles of Incorporation dated January 30, 1998 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

          (11) Articles of Amendment to Articles of Incorporation dated June 1998 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

     (b) (1) Bylaws are incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 32.

          (2) Restated By-Laws are incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

          (3) Amended and Restated By-laws are filed herein.

     (c) Specimen Stock Certificates for the Cash Portfolio, Government Portfolio and Retirement Portfolio are incorporated by reference to Exhibits 4(a) through (c) to Post-Effective Amendment No. 32.

     (d) (1) Management Agreement - U.S. Treasury Portfolio is incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 34.

          (2) Management Agreement for the Cash Portfolio is incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 44.

          (3) Management Agreement for the Government Portfolio is incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 44.

          (4) Management Agreement for the Retirement Portfolio is incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 44.

     (e) (1) Underwriting Agreement is incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 32.

          (2) Distribution Agreement between the Registrant and CFBDS Inc. dated October 8, 1998 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

          (3) Selling Group Agreement between Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 52 filed on April 30, 1999.


          (4) Form of Distribution Agreement between Registrant and Salomon Smith Barney is incorporated by reference to Post-Effective Amendment No. 54 filed on April 26, 2001.

          (5) Form of Distribution Agreement between Registrant and PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 54 filed on April 26, 2001.


     (f)       Not applicable.

     (g) (1) Custodian Agreement is incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 32.

          (2) Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit(g)(2) to Post-Effective Amendment No. 55 filed on April 26, 2002.

     (h)  (1)  Form of Transfer Agency Agreement is incorporated by reference to
               Exhibit 9 to Post-Effective Amendment No. 49.

          (2) Form of Sub-Transfer Agency Agreement between Registrant and PFS Shareholder Services is incorporated by reference to Post-Effective Amendment No. 52 filed on April 30, 1999.

          (3) Transfer Agency Agreement between Registrant and Citi Fiduciary Trust is incorporated by reference to Post-Effective Amendment No. 54 filed on April 26, 2001.

          (4) Sub-Transfer Agency Agreement between Registrant and PFPC Global Fund Services is incorporated by reference to Post-Effective Amendment No. 54 filed on April 26, 2001.

          (5) Sub-Transfer Agency Agreement between Registrant and PFS Shareholder Services is incorporated by reference to Post-Effective Amendment No. 54 filed on April 26, 2001.

          (i) Opinion and Consent of Sullivan & Cromwell as to legality of the series of shares being registered is incorporated by reference to the Registration Statement and Post-Effective Amendment No. 31.

          (j) (1) Auditors' Report (see the Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information).


               (2)  Auditors' Consent is filed herewith.

               (3) Power of Attorney is filed herewith.


          (k)  Not applicable.

          (l)  Not applicable.

          (m) (1) Plan of Distribution Pursuant to Rule 12b-1 for the Cash Portfolio is incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 44.

               (2) Plan of Distribution Pursuant to Rule 12b-1 for the Government Portfolio is incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 44.

               (3) Plan of Distribution Pursuant to Rule 12b-1 for the Retirement Portfolio is incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 42.

               (4) Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1 for the Registrant is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

               (5) Form of Amended Plan of Distribution pursuant to Rule 12b-1 between the Registrant and PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 52 filed on April 30, 1999.


               (6) Form of Amended and Restated Shareholder Services Distribution Plan pursuant to Rule 12b-1 between the Registrant and PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 54 filed on April 26, 2001.

          (n)  Financial Data Schedule is not applicable.


          (o)  (1)  Plan pursuant to Rule 18f-3 is incorporated by reference to
                    Exhibit 18 to Post-Effective Amendment No. 47.

               (2) Plan pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.


          (p) (1) Code of Ethics of the Fund is incorporated by Reference to Post-Effective Amendment No. 53 filed on April 26, 2001.

          (p)  (2)  Code of Ethics - SSB

          (p)  (3)  Code of Ethics - PFS


Item 24. Persons Controlled by or under Common Control with Registrant
         -------------------------------------------------------------

          (None)

Item 25. Indemnification
         ---------------

          Reference is made to Article SEVENTH of Registrant's Articles of Incorporation for a complete statement of its terms.

          Subparagraph (9) of Article SEVENTH provides: "Anything herein contained to the contrary notwithstanding, no officer or director of the corporation shall be indemnified for any liability to the registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

          Registrant is a named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment Company Act of 1940. Other assureds include SSBC Fund Management Inc. (formerly Mutual Management Corp.) (Registrant's Manager) and affiliated investment companies.

Item 26. Business and other Connections of Investment Adviser
         ----------------------------------------------------


Investment Manager-Smith Barney Fund Management LLC ("Smith Barney Fund Management"). Smith Barney Fund Management was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company in 1999. Smith Barney Fund Management is an indirect wholly owned subsidiary of Citigroup Inc.


Smith Barney Fund Management is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this item 26 of officers and directors of Smith Barney Fund Management together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Smith Barney Fund Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).


Item 27. Principal Underwriters.
         ----------------------



         a) Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for Smith Barney Trust II, CitiFunds Trust III, CitiFunds Premium Trust, CitiFunds Institutional Trust. Citigroup Global Markets Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

         Citigroup Global Markets Inc. is also the distributor for the following funds: Salomon Funds Trust, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Real Estate Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Dollar Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

         PFS Distributors, Inc. ("PFS Distributors"), a distributor of the Registrant, is also a distributor for the following funds: Smith Barney Trust II, Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds Inc., Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Trust, Smith Barney Investment Funds Inc., Smith Barney Managed Municipals Fund Inc., and Smith Barney Money Funds, Inc.

         (b) The information required by this Item 27 with respect to each director, officer and partner of Citigroup Global Markets Inc. is incorporated by reference to Schedule A of Form BD filed by Citigroup Global Markets Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Accounts and Records
         --------------------------------

All accounts, books and other documents of Registrant are maintained at the offices of:



(1)  With respect to the Registrant:
     Smith Barney Money Funds, Inc.
     125 Broad Street
     New York, New York 10004

(2)  With respect to the Registrant's Investment Adviser:
     Smith Barney Fund Management LLC
     399 Park Avenue
     New  York, New York 10022

(3)  With respect to the Registrant's Custodian:
     State Street Bank and Trust Company
     225  Franklin Street
     Boston, MA 02110

(4)  With respect to the Distributor:
     Citigroup Global Markets Inc.
     388 Greenwich Street
     New York, New York  10013

     PFS Distributors Inc.
     3120 Breckinridge Blvd.
     Duluth, GA 30099-0062

(5)  With respect to the Registrant's Transfer Agent:
     Citicorp Trust Bank fsb
     125  Broad Street
     New  York, New York 10004

(6)  With respect to the Registrant's Sub-Transfer Agent:
     PFPC Global Fund Services
     P.O. Box 9699
     Providence, RI 02940-9699

(7)  With respect to the Registrant's Sub-Transfer Agent:
     Primerica--Shareholder Services
     P.O. Box 9622
     Providence, RI 02940-9662


Item 29. Management Services
         -------------------

          Not applicable.

Item 30. Undertakings
         ------------

          Not applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act"), as amended, and the Investment Company Act of 1940, as amended, the Registrant (certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act) and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, all in the City of New York, State of New York on the 24th of April 2003.

                                        SMITH BARNEY MONEY FUNDS, INC.



                                        By: /s/ R. Jay Gerken
                                            ------------------------------------
                                            R. Jay Gerken
                                            Chairman of the Board, President and
                                            Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                          Title                    Date
----------                          -----                    ----

/s/R. Jay Gerken                    President and Chief      April 24, 2003
---------------------------------   Executive Officer
(R. Jay Gerken)


/s/Lee Abraham*                     Director                 April 24, 2003
---------------------------------
(Lee Abraham)


/s/Allan J. Bloostein*              Director                 April 24, 2003
---------------------------------
(Allan J. Bloostein)


/s/Jane F. Dahser*                  Director                 April 24, 2003
---------------------------------
(Jane F. Dasher)


/s/Donald R. Foley*                 Director                 April 24, 2003
---------------------------------
(Donald R. Foley)


/s/Richard E. Hanson*               Director                 April 24, 2003
---------------------------------
(Richard E. Hanson)


/s/ Paul Hardin*                    Director                 April 24, 2003
---------------------------------
(Paul Hardin)


/s/Roderick C. Rasmussen*           Director                 April 24, 2003
---------------------------------
(Roderick C. Rasmussen)


/s/John P. Toolan*                  Director                 April 24, 2003
---------------------------------
(John P. Toolan)


/s/Lewis E. Daidone                 Senior Vice President    April 24, 2003
---------------------------------   and Chief Financial
(Lewis E. Daidone)                  Officer


*By: /s/ Christina T. Sydor                                  April 24, 2003
    ------------------------------
     Christina T. Sydor
     Pursuant to Power of Attorney

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                 Exhibit
----------                  -------


(b)  (3)             By-laws

(j)  (2)             Auditor's Consent


(j)  (3)             Power of Attorney

(p)  (2)             Code of Ethics -- SSB

     (3)             Code of Ethics -- PFS